Filed Pursuant to 497(a)

File No. 333-227116

Rule 482ad

Saratoga Investment Corp.

7.25% Notes Due 2025

Final Pricing Term Sheet

June 17, 2020

Issuer:	Saratoga Investment Corp.

Title of the Securities:	7.25% Notes due 2025 (the “Notes”)
Private Rating:	Egan-Jones Ratings Company: BBB
Initial Aggregate Principal Amount Being Offered:	$37,500,000
Option to Purchase Additional Notes:	Up to an additional $5,625,000 aggregate principal amount of Notes within 30 days
Underwriting Discount:	$0.78125 per Note; $1,171,875 total (assuming the over-allotment option is not exercised)
Net Proceeds to the Issuer, before Expenses:	$24.21875 per Note; $36,328,125 total (assuming the over-allotment option is not exercised)
Initial Public Offering Price:	100% of aggregate principal amount
Denominations:	Issue the Notes in denominations of $25.000 and integral multiples of $25.000 in excess thereof
Principal at Time of Payment:	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date.
Type of Note:	Fixed rate note
Coupon Rate:	7.25% per annum
Day Count:	30/360
Original Issue Date:	June 24, 2020
Stated Maturity Date:	June 30, 2025
Date Interest Starts Accruing:	June 24, 2020
Interest Payment Date:	Every February 28, May 31, August 31 and November 30, beginning August 31, 2020. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest Periods:	The initial interest period will be the period from and including June 24, 2020, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular Record Dates for Interest:	February 15, May 15, August 15 and November 15, beginning August 15, 2020
Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at Issuer’s option on or after June 24, 2022 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.
Repayment at Option of Holders:	Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Listing:	Issuer intends to list the Notes on the New York Stock Exchange, within 30 days of the original issue date under the trading symbol "SAC."
CUSIP / ISIN:	80349A 604/US80349A6074
Joint Book-Running Managers:	Ladenburg Thalmann & Co. Inc. Janney Montgomery Scott BB&T Capital Markets B. Riley FBR Compass Point

The issuer has filed a registration statement (including a prospectus and related prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering.